Exhibit 10.28

CONSENT AND AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

This CONSENT AND AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this “Amendment”), is dated as of December 27, 2018 and is entered into by and among (a) MERRIMACK PHARMACEUTICALS, INC., a Delaware corporation (“Borrower”) and (b) HERCULES CAPITAL, INC., a Maryland corporation in its capacity as administrative agent for itself and the Lender (as defined herein) (in such capacity, the “Agent”), and (c) the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (as defined below) (collectively, referred to as “Lender”).  Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

Recitals

A.Borrower, Agent and Lender have entered into that certain Loan and Security Agreement, dated as of July 2, 2018 (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lender has agreed to extend and make available to Borrower certain advances of money.

B.Borrower and Lender have agreed to amend the Loan Agreement upon the terms and conditions more fully set forth herein.

Agreement

NOW THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1.AMENDMENTS.

1.1.The Loan Agreement shall be amended by inserting the following new definitions to appear in proper alphabetical order in Section 1.1 thereof (Definitions and Rules of Construction):

“Liquidity Requirement” has the meaning given to such term in Section 7.21.

“Securities Corporation” means Merrimack Securities Corporation, a Massachusetts securities corporation.

“Stock Pledge Agreement” means that certain Stock Pledge Agreement by and between Borrower and Agent dated as of December 27, 2018, as may be amended, modified, supplemented or restated from time to time.”

1.2.The Loan Agreement shall be amended by deleting the following definitions appearing in Section 1.1 thereof (Definitions and Rules of Construction) and inserting in lieu thereof the following:

“Loan Documents” means this Agreement, any Notes, the ACH Authorization, the Account Control Agreements, the Joinder Agreements, the Stock Pledge Agreement, all UCC Financing Statements, any subordination agreement, and any other documents executed in connection with the Secured Obligations or the transactions contemplated hereby, as the same may from time to time be amended, modified, supplemented or restated.

“Qualified Subsidiary” means any direct or indirect Domestic Subsidiary or Eligible Foreign Subsidiary, excluding Securities Corporation.

1.3.The Loan Agreement shall be amended by inserting the following new clause (xvi) immediately following clause (xv) appearing in the definition of “Permitted Investment” therein:

“; and (xvi) Investments in Securities Corporation, provided that Borrower is, at all times, in compliance with the Liquidity Requirement.”

1.4.The Loan Agreement shall be amended by inserting the following new clause (ix) immediately following clause (viii) appearing in the definition of “Permitted Transfers” therein:

“, or (ix) any transfers from time to time between Borrower and Securities Corporation, provided that Borrower, is at all times, in compliance with the Liquidity Requirement.”

1.5.The Loan Agreement shall be amended by deleting Section 7.8 (Transfers) thereof in its entirety and inserting in lieu thereof the following:

“7.8Transfers.  Except for Permitted Transfers, Permitted Investments, Permitted Liens and as otherwise permitted by Section 7.7, Borrower shall not, and shall not allow any Subsidiary to, voluntarily or involuntarily transfer, sell, lease, license, lend or in any other manner convey any equitable, beneficial or legal interest in any material portion of its assets (including cash).  For purposes of clarity, distributions by Securities Corporation to Merrimack to comply with the Liquidity Requirement shall be permitted.”

1.6.The Loan Agreement shall be amended by inserting the following new Section 7.21 (Financial Covenant – Liquidity) to appear immediately following Section 7.20 (Post-Closing Deliverables) thereof:

“7.21Financial Covenant - Liquidity.Merrimack (individually and not on a consolidated basis) shall maintain Cash at all times in an account in the name of Merrimack and subject to an Account Control Agreement in favor of Agent, in an amount equal to or greater than the lesser of (i) the then-outstanding Secured Obligations of Borrower to Lender, or (ii) one hundred percent (100.0%) of all Cash of Borrower (the “Liquidity Requirement”).  For purposes of clarity, if Cash is less than the then-outstanding Secured Obligations of Borrower to Lender, Securities Corporation shall hold no Cash.”

1.7.The Loan Agreement shall be amended by deleting Section 9.2 (Covenants) thereof in its entirety and inserting in lieu thereof the following:

“9.2Covenants.  Borrower breaches or defaults in the performance of any covenant or Secured Obligation under this Agreement, or any of the other Loan Documents or any other agreement among Borrower, Agent and Lender, and (a) with respect to a default under any covenant under this Agreement (other than under Sections 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.14, 7.15, 7.16, 7.17, 7.18(b), 7.20, and 7.21) any other Loan Document or any other agreement among Borrower, Agent and Lender, such default continues for more than ten (10) days after the earlier of the date on which (i) Agent or Lender has given notice of such default to Borrower and (ii) Borrower has actual knowledge of such default or (b) with respect to a default under any of Sections 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.14, 7.15, 7.16, 7.17, 7.18(b), 7.20, and 7.21 the occurrence of such default; or”

1.8.Exhibit E is hereby amended and restated in its entirety with the Exhibit E appearing as Schedule 1 hereto.

1.9.Schedule 1.1 is hereby amended and restated in its entirety with the Schedule 1.1 appearing as Schedule 2 hereto.

2.Consent.  Borrower has notified Agent that Borrower intends to create the Securities Corporation (the “Subsidiary Formation”).  Borrower has requested that Agent consent to the Subsidiary Formation.  Agent hereby consents to the Subsidiary Formation and agrees that the Subsidiary Formation shall not, in and of itself, constitute an “Event of Default” under Section 7.6 (Investments), Section 7.8 (relative to Transfers), Section 7.12 (relative to deposit accounts), or Section 7.13 (relative to joinders) of the Loan Agreement.  Borrower hereby acknowledges and agrees that nothing in this Section or anywhere in this Amendment shall be deemed or otherwise construed as a waiver by Agent of any of its rights and remedies pursuant to the Loan Documents, applicable law or otherwise.

3.Borrower’s Representations And Warranties.  Borrower represents and warrants that:

3.1.Immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties and (ii) no Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Agent or Lender.

3.2.Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment.

3.3.The certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Agent and/or Lender in connection with the Loan Agreement remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.

3.4.The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower.

3.5.This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

3.6.As of the date hereof, it has no defenses against the obligations to pay any amounts under the Secured Obligations.  Borrower acknowledges that each of Agent and Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that each of Agent and Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

4.Limitation.  The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Agent and/or Lender may now have or may have in the future under or in connection with the Loan Agreement (as amended hereby) or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof.  Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

5.Effectiveness.  This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

5.1.Amendment.  Borrower, Agent and Lender shall have duly executed and delivered this Amendment to Lender and such other documents as Agent may reasonably request.

5.2.Borrowing Resolutions.  A certified copy of resolutions of Borrower’s Board evidencing approval of this Amendment and other transactions evidenced by the Loan Documents;

5.3.Stock Pledge Agreement.  Borrower, Agent and Lender shall have duly executed and delivered the Stock Pledge Agreement and Borrower shall have delivered to Agent (a) stock power forms (three (3) originals) executed by Borrower with respect to capital stock of Securities Corporation and (b) stock certificates evidencing ownership interest in Securities Corporation.

5.4.Payment of Lender Expenses.  Borrower shall have paid all reasonable and invoiced Lender expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.

6.Counterparts.  This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument.  All counterparts shall be deemed an original of this Amendment.  This Amendment may be executed by facsimile, portable document format (.pdf) or similar technology signature, and such signature shall constitute an original for all purposes.

7.Incorporation By Reference.  The provisions of Section 11 of the Loan Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWER:

MERRIMACK PHARMACEUTICALS, INC.

Signature:	/s/ Jean Franchi

Print Name:	Jean Franchi

Title:	CFO

Accepted in Palo Alto, California:

LENDER:

HERCULES FUNDING II, LLC

By:	/s/ Jennifer Choe

Name:	Jennifer Choe

Its:	Assistant General Counsel

AGENT:

HERCULES CAPITAL, INC.

By:	/s/ Jennifer Choe

Name:	Jennifer Choe

Its:	Assistant General Counsel

Schedule 1

EXHIBIT E

COMPLIANCE CERTIFICATE

Hercules Capital, Inc. (as “Agent”)

400 Hamilton Avenue, Suite 310

Palo Alto, CA 94301

Reference is made to that certain Loan and Security Agreement dated July 2, 2018 and the Loan Documents (as defined therein) entered into in connection with such Loan and Security Agreement all as may be amended from time to time (hereinafter referred to collectively as the “Loan Agreement”) by and among Merrimack Pharmaceuticals, Inc. (the “Company”) as Borrower, each of its Qualified Subsidiaries, the several banks and other financial institutions or entities from time to time party thereto (collectively, the “Lender”) and Hercules Capital, Inc., as agent for the Lender (the “Agent”). All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement.

The undersigned is an Officer of the Company, knowledgeable of all Company financial matters, and is authorized to provide certification of information regarding the Company; hereby certifies, in such capacity, that in accordance with the terms and conditions of the Loan Agreement, the Company is in compliance for the period ending ___________ of all covenants, conditions and terms and hereby reaffirms that all representations and warranties contained therein are true and correct on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties or except as otherwise disclosed below.  Attached are the required documents supporting the above certification.  The undersigned further certifies that these are prepared in accordance with GAAP (except for (1) the absence of footnotes with respect to unaudited financial statements, (2) subject to normal year-end adjustments and (3) with respect to the financial statements provided pursuant to Section 7.1(a) of the Loan Agreement) and are consistent from one period to the next except as explained below.

REPORTING REQUIREMENT	REQUIRED	CHECK IF ATTACHED
Interim Financial Statements	Monthly within 30 days
Interim Financial Statements	Quarterly within 45 days
Audited Financial Statements	FYE within 90 days
FINANCIAL COVENANT	REQUIRED	ACTUAL
Liquidity

Merrimack (individually and not on a consolidated basis) shall maintain Cash at all times in an account in the name of Merrimack and subject to an Account Control Agreement in favor of Agent, in an amount equal to or greater than the lesser of (i) the then-outstanding Secured Obligations of Borrower to Lender, or (ii) one hundred percent (100.0%) of all Cash of Borrower

Disclosures regarding representations and warranties:

__________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

The undersigned hereby also confirms the below disclosed accounts represent all depository accounts and securities accounts presently open in the name of each Borrower or Borrower Subsidiary/Affiliate, as applicable.

		Depository AC #	Financial Institution	Account Type (Depository / Securities)	Last Month Ending Account Balance	Purpose of Account
BORROWER Name/Address:
1
2
3
4
5
6
7

BORROWER SUBSIDIARY / AFFILIATE COMPANY Name/Address
1
2
3
4
5
6
7

Very Truly Yours,

MERRIMACK PHARMACEUTICALS, INC.

By:

Name:

Its: